EXHIBIT 10.29

                                                           EXECUTION COUNTERPART

                           F&G MECHANICAL CORPORATION

                                PLEDGE AGREEMENT

        This Agreement, dated as of February 12, 1998, is among Salvatore Fichera and Salvatore P. Giardina (collectively, the "PLEDGORS"), and F&G Mechanical Corporation, a Delaware corporation (the "LENDER"). The parties agree as follows:

1. BACKGROUND; CERTAIN RULES OF CONSTRUCTION; DEFINITIONS. The Pledgors own equity interests in Sorce Properties LLC, a New Jersey limited liability company (the "BORROWER"), which engages in real estate development. The Lender has provided loans to the Borrower in an aggregate principal amount of $5,600,000. As a condition to providing such loans, the Lender has required the Pledgors to make the pledge of stock contemplated hereby to secure the payment of the Obligations (as defined below). Capitalized terms are used in this Agreement as specifically defined below in this Section 1. Except as the context otherwise explicitly requires, (a) the capitalized term "Section" refers to sections of this Agreement, (b) the capitalized term "Exhibit" refers to exhibits to this Agreement, (c) references to a particular Section shall include all subsections thereof, (d) the word "including" shall be construed as "including without limitation", (e) terms defined in the UCC and not otherwise defined herein have the meaning provided under the UCC, (f) references to a particular statute or regulation include all rules and regulations thereunder and any successor statute, regulation or rules, in each case as from time to time in effect, and
(g) references to a particular Person include such Person's successors and assigns to the extent not prohibited by this Agreement. References to "the date hereof" mean the date first set forth above.

        1.1. "AGREEMENT" means this Pledge Agreement, as amended and in effect from time to time.

        1.2.  "BANKRUPTCY CODE" means Title 11 of the United States Code.

        1.3. "BANKRUPTCY DEFAULT" means an Event of Default referred to in
Section 6.1.5.

        1.4.  "BORROWER" is defined in the preamble to this Agreement.

        1.5.  "COLLATERAL" is defined in Section 2.1.

        1.6.  "CSI" means Comfort Systems USA, Inc., a Delaware corporation.

        1.7.  "CSI STOCK" means CSI's Common Stock, par value $.01 per share.

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        1.8.  "EVENT OF DEFAULT" is defined in Section 6.1.

        1.9. "GUARANTEE" means any personal guarantee of the payment and performance in full of the Obligations issued by any Pledgor to the Lender pursuant to Section 9.1.

        1.10. "OBLIGATIONS" means all present and future liabilities, obligations and indebtedness of any Obligor owing to the Lender under or in connection with this Agreement or the Note, including obligations in respect of principal, interest, fees, charges, indemnities and expenses from time to time owing under this Agreement or the Note (whether accruing before or after a Bankruptcy Default).

        1.11.  "OBLIGORS" means each of the Borrower and the Pledgors.

        1.12.  "LENDER" is defined in the preamble to this Agreement.

        1.13. "NOTE" means the Promissory Note dated February 12, 1998, as amended in effect from time to time, issued by the Borrower to the Lender in the principal amount of $5,600,000.

        1.14. "MERGER AGREEMENT" means the Agreement and Plan of Merger dated as of February 12, 1998, as amended and in effect from time to time, among CSI, the Lender, F&G Mechanical Corporation, a New Jersey corporation, and the Pledgors.

        1.15. "PERSON" means any present or future natural person or any corporation, association, partnership, joint venture, joint stock, limited liability or other company, business trust, trust, organization, business or government or any governmental agency or political subdivision thereof.

        1.16.  "PLEDGED STOCK" is defined in Section 2.1.1.

        1.17.  "PLEDGORS" is defined in the preamble to this Agreement.

        1.18.  "SECURITIES ACT" means the federal Securities Act of 1933.

        1.19. "UCC" means the Uniform Commercial Code as in effect in New Jersey on the date hereof; PROVIDED, HOWEVER, that with respect to the perfection of the Lender's lien in the Collateral and the effect of nonperfection thereof, the term "UCC" means the Uniform Commercial Code as in effect in any jurisdiction the laws of which are made applicable by section 9-103 of the Uniform Commercial Code as in effect in New Jersey.

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2.  COLLATERAL.

        2.1. SECURITY INTEREST. As security for the payment and performance of the Obligations, each Pledgor pledges and collaterally grants and assigns to the Lender for the benefit of the holders from time to time of any Obligation, and creates a security interest in favor of the Lender for the benefit of such holders in, all of such Pledgor's right, title and interest in and to (but none of his obligations or liabilities with respect to) the items and types of present and future property described in Sections 2.1.1 through 2.1.3, whether now owned or hereafter acquired, all which shall be referred to as the "COLLATERAL":

               2.1.1. PLEDGED STOCK. All of the shares of CSI Stock held by such Pledgor and listed on Exhibit 2.1.1, and all substitutions and exchanges therefor (collectively, the "PLEDGED STOCK").

               2.1.2. DISTRIBUTIONS. All dividends and other distributions (including income, return of capital and liquidating distributions) on, and all rights of redemption with respect to, the Pledged Stock.

                2.1.3. PROCEEDS. All proceeds of the items of Collateral described or referred to in Sections 2.1.1 and 2.1.2.

        2.2. REPRESENTATIONS, WARRANTIES AND COVENANTS WITH RESPECT TO COLLATERAL. The Pledgors jointly and severally represent, warrant and covenant that:

               2.2.1. DELIVERY OF CERTIFICATES. The Pledgors will deliver to the Lender certificates representing the Pledged Stock, accompanied by stock transfer powers executed in blank and, if the Lender so requests, with signatures guaranteed, all in form and manner satisfactory to the Lender.

               2.2.2. NO LIENS OR RESTRICTIONS ON TRANSFER OR CHANGE OF CONTROL. Each Pledgor is the sole legal and beneficial owner of the Pledged Stock set forth opposite such Pledgor's name on Exhibit 2.1.1. All Collateral is free and clear of any liens and restrictions on the transfer thereof, except for (a) liens created under this Agreement and (b) restrictions on transfer created under the Merger Agreement. None of the Collateral is subject to any option to purchase or similar rights of any Person. Each Pledgor agrees that, without the written consent of the Lender, such Pledgor will not assign or transfer any Collateral or grant any lien on any Collateral except as provided in this Agreement.

               2.2.3. FURTHER ASSURANCES. Upon the Lender's request from time to time, the Pledgors will execute and deliver, and file and record in the proper filing and recording places, all such instruments, including financing statements, and will take all such other

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        action, as the Lender deems advisable for confirming to it the
        Collateral or to carry out any other purposes of this Agreement or the Note.

        2.3. ADMINISTRATION OF COLLATERAL. The Collateral shall be administered as follows, and if an Event of Default shall have occurred and be continuing,
Section 2.4 shall also apply.

               2.3.1. DISTRIBUTIONS. Unless an Event of Default shall have occurred and be continuing, each Pledgor shall be entitled to receive all dividends and distributions on or with respect to the Pledged Stock pledged by such Pledgor. If an Event of Default shall have occurred and be continuing, all dividends and distributions on or with respect to the Pledged Stock shall be retained by the Lender (or if received by any Pledgor shall be held by such Pledgor in trust and shall be immediately delivered by such Pledgor to the Lender in the original form received, endorsed in blank) and held by the Lender as part of the Collateral or applied by the Lender to the payment of the Obligations in accordance with Section 2.4.5.

               2.3.2. VOTING. Unless an Event of Default shall have occurred and be continuing, each Pledgor shall be entitled to vote or consent with respect to the Pledged Stock pledged by such Pledgor, and the Lender will, if so requested, execute appropriate revocable proxies therefor. If an Event of Default shall have occurred and be continuing, if and to the extent that the Lender shall so notify any Pledgor in writing, only the Lender shall be entitled to vote or consent or take any other action with respect to the Pledged Stock pledged by such Pledgor (and such Pledgor will, if so requested, execute or cause to be executed appropriate proxies therefor).

        2.4. RIGHT TO REALIZE UPON COLLATERAL. Except to the extent prohibited by applicable law that cannot be waived, this Section 2.4 shall govern the Lender's right to realize upon the Collateral if any Event of Default shall have occurred and be continuing. The provisions of this Section 2.4 are in addition to any rights and remedies available at law or in equity and in addition to the provisions of the Note.

               2.4.1. GENERAL AUTHORITY. To the extent specified in written notice from the Lender to the Pledgor in question, each Pledgor grants the Lender full and exclusive power and authority, subject to the other terms hereof and applicable law, to take any of the following actions (for the sole benefit of the Lender and the holders from time to time of any Obligations, but at such Pledgor's expense):

               (a) to ask for, demand, take, collect, sue for and receive all payments in respect of any Pledged Stock which such Pledgor could otherwise ask for, demand, take, collect, sue for and receive for his own use;

               (b) to extent the time of payment of any amounts in respect of the Pledged Stock and to make any allowance or other adjustment with respect thereto;

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               (c) to settle, compromise, prosecute or defend any action or proceeding with respect to any Pledged Stock and to enforce all rights and remedies thereunder which such Pledgor could otherwise enforce;

               (d) to notify the third party payor with respect to any Pledged Stock of the existence of the security interest created hereby and to cause all payments in respect thereof thereafter to be made directly to the Lender; and

               (e) to sell, transfer, assign or otherwise deal in or with any Collateral or the proceeds thereof, as fully as such Pledgor otherwise could do.

               2.4.2. MARSHALING, ETC. The Lender shall not be required to make any demand upon, or pursue or exhaust any of its rights or remedies against, the Pledgor or any other Person with respect to the payment of the Obligations or to pursue or exhaust any of its rights or remedies with respect to any collateral therefor or any direct or indirect guarantee thereof. The Lender shall not be required to marshal the Collateral or any guarantee of the Obligations or to resort to the Collateral or any such guarantee in any particular order, and all of its rights hereunder or under the Note shall be cumulative. To the extent it may lawfully do so, each Pledgor absolutely and irrevocably waives and relinquishes the benefit and advantage of, and covenants not to assert against the Lender, any valuation, stay, appraisement, extension, redemption or similar laws now or hereafter existing which, but for this provision, might be applicable to the sale of any Collateral made under the judgment, order or decree of any court, or privately under the power of sale conferred by this Agreement, or otherwise. Without limiting the generality of the foregoing, each Pledgor (a) agrees that it will not invoke or utilize any law which might prevent, cause a delay in or otherwise impede the enforcement of the rights of the Lender in the Collateral, (b) waives all such laws, and (c) agrees that it will not invoke or raise as a defense to any enforcement by the Lender of any rights and remedies relating to the Collateral or the Obligations any legal or contractual requirement with which the Lender may have in good faith failed to comply. In addition, each Pledgor waives any right to prior notice (except to the extent expressly required by this Agreement) or judicial hearing in connection with foreclosure on or disposition of any Collateral, including any such right which such Pledgor would otherwise have under the Constitution of the United States of America, any state or territory thereof or any other jurisdiction.

               2.4.3. SALES OF COLLATERAL. All or any part of the Collateral may be sold for cash or other value in any number of lots at public or private sale, without demand, advertisement or notice; PROVIDED, HOWEVER, unless the Collateral to be sold threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Lender shall give the Pledgor granting the security interest in such Collateral 10 days' prior written notice of the time and place of any public sale, or the time after which a

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        private sale may be made, which notice each of the Pledgors and the
        Lender hereby agrees to be reasonable. At any sale of Collateral, the Lender or any of its respective officers acting on its behalf, or the Lender's assigns, may bid for and purchase all or any part of the Collateral, may use all or any portion of the Obligations owed to the Lender as payment for the Collateral so purchased, and upon compliance with the terms of such sale may hold and dispose of the Collateral without further accountability to any Pledgor, except for the proceeds of such sale or sales pursuant to Section 2.4.5. Each Pledgor will execute and deliver or cause to be executed and delivered such instruments, documents, assignments, waivers, certificates and affidavits, will supply or cause to be supplied such further information and will take such further action as the Lender shall request in connection with any such sale.

               2.4.4. SALE WITHOUT REGISTRATION. If, at any time when the Lender shall determine to exercise its rights hereunder to sell all or part of the Collateral, the Collateral shall not be effectively registered under the Securities Act (or other applicable law), the Lender may, in its sole discretion, sell such securities by private or other sale not requiring such registration in such manner and in such circumstances as the Lender may deem necessary or advisable in order that such sale may be effected in accordance with applicable securities laws without such registration and the related delays, uncertainty and expense. Without limiting the generality of the foregoing, in any event the Lender may, in its sole discretion, (a) approach and negotiate with a single purchaser or one or more possible purchasers to effect such sale, (b) restrict such sale to one or more purchasers each of whom will represent and agree that such purchaser is purchasing for its own account, for investment and not with a view to the distribution or sale of such securities and (c) cause to be placed on certificates representing the securities in question a legend to the effect that such securities have not been registered under the Securities Act (or other applicable law) and may not be disposed of in violation of the provisions thereof. Each Pledgor agrees that such manner of disposition is commercially reasonable, that he will upon the Lender's request give any such purchaser access to such information regarding the issuer of the Collateral as the Lender may reasonably request and that the Lender shall not incur any responsibility for selling all or part of the Collateral at any private or other sale not requiring such registration, notwithstanding the possibility that a substantially higher price might be realized if the sale were deferred until after registration under the Securities Act (or other applicable law) or until made in compliance with certain other rules or exemptions from the registration provisions under the Securities Act (or other applicable law). Each Pledgor acknowledges that no adequate remedy at law exists for breach by him of this Section 2.4.4 and that such breach would not be adequately compensable in damages and therefore agrees that this Section 2.4.4 may be specifically enforced.

                2.4.5. APPLICATION OF PROCEEDS. The proceeds of all sales and collections in respect of any Collateral shall be applied as follows:

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               (a) first, to the payment of the costs and expenses of such sales and collections, the reasonable expenses of the Lender and the reasonable fees and expenses of its special counsel;

               (b) second, any surplus then remaining to the payment of the Obligations in such order and manner as the Lender may in its reasonable discretion determine; and

               (c) third, any surplus then remaining shall be paid to the Pledgors, subject, however, to the rights of the holder of any then existing lien of which the Lender has actual notice.

        2.5. CUSTODY OF COLLATERAL. Except as provided by applicable law that cannot be waived, the Lender will have no duty as to the custody and protection of the Collateral, the collection of any part thereof or of any income thereon or the preservation or exercise of any rights pertaining thereto, including rights against prior parties, except for the use of reasonable care in the custody and physical preservation of any Collateral in its possession. The Lender will not be liable or responsible for any loss or damage to any Collateral, or for any diminution in the value thereof, by reason of the act or omission of any agent selected by the Lender acting in good faith.

3. WAIVERS WITH RESPECT TO COLLATERAL. Each Pledgor waives, to the fullest extent permitted by the provisions of applicable law, all of the following (including all defenses, counterclaims and other rights of any nature based upon any of the following):

               (a) presentment, demand for payment and protest of nonpayment of any of the Obligations and notice of protest, dishonor or nonperformance;

               (b) notice of acceptance of, and notice that credit has been extended in reliance on, this Agreement;

               (c) notice of any default or any inability to enforce performance of the obligations of the Borrower or any other Person with respect to the Note, or notice of any acceleration of maturity of the Note;

               (d) demand for performance or observance of, and any enforcement of any provision of, the Obligations, this Agreement or the Note or any pursuit or exhaustion of rights or remedies with respect to any Collateral or against the Borrower or any other Person in respect of the Obligations or any requirement of diligence or promptness on the part of the Lender in connection with any of the foregoing;

               (e) any act or omission on the part of the Lender which may impair or prejudice such rights of such Pledgor, including rights to obtain subrogation, exoneration,

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        contribution, indemnification or any other reimbursement from the
        Borrower or any other Person, or otherwise operate as a deemed release or discharge;

               (f) failure or delay to perfect or continue the perfection of any security interest in any Collateral or any other action which harms or impairs the value of, or any failure to preserve or protect the value of, any Collateral;

               (g) any statute of limitations or any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than the obligation of the principal;

               (h) any "single action" or "anti-deficiency" law which would otherwise prevent the Lender from bringing any action, including any claim for a deficiency, against such Pledgor before or after the Lender's commencement or completion of any foreclosure action, whether judicially, by exercise of power of sale or otherwise, or any other law which would otherwise require any election of remedies by the Lender;

                (i) all demands and notices of every kind with respect to the foregoing; and

               (j) to the extent not referred to above, all defenses (other than payment) which the Borrower or such Pledgor may now or hereafter have to the payment of the Obligations, together with all suretyship defenses, which could otherwise be asserted by such Pledgor.

Each Pledgor represents that it has obtained the advice of counsel as to the extent to which suretyship and other defenses may be available to it with respect to its obligations hereunder in the absence of the waivers contained in this Section 3.

        No delay or omission on the part of the Lender in exercising any right under this Agreement or the Note or under any guarantee of the Obligations or with respect to the Collateral shall operate as a waiver or relinquishment of such right. No action which the Lender or the Borrower may take or refrain from taking with respect to the Obligations, including any amendments thereto or modifications thereof or waivers with respect thereto, shall affect the provisions of this Agreement or the obligations of any Pledgor hereunder. None of the Lender's rights shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of any Obligor, or by any noncompliance by the Borrower with the terms, provisions and covenants of the Note, regardless of any knowledge thereof which the Lender may have or otherwise be charged with.

4. LENDERS' POWER TO WAIVE, ETC. Each Pledgor grants to the Lender full power in its discretion, without notice to or consent of such Pledgor, such notice and consent being expressly waived to the fullest extent permitted by applicable law, and without in any way affecting the liability of any Pledgor under its pledge hereunder:

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               (a) to waive compliance with, and any default under, and to consent to any amendment to or modification or termination of any terms or provisions of, or to give any waiver in respect of, this Agreement, the Note, the Collateral, the Obligations or any guarantee thereof (each as from time to time in effect);

               (b) to grant any extensions of the Obligations (for any duration), and any other indulgence with respect thereto, and to effect any total or partial release (by operation of law or otherwise), discharge, compromise or settlement with respect to the obligations of the Obligors or any other Person in respect of the Obligations, whether or not rights against any Pledgor under this Agreement are reserved in connection therewith;

               (c) to take security in any form for the Obligations, and to consent to the addition to or the substitution, exchange, release or other disposition of, or to deal in any other manner with, any part of any property contained in the Collateral whether or not the property, if any, received upon the exercise of such power shall be of a character or value the same as or different from the character or value of any property disposed of, and to obtain, modify or release any present or future guarantees of the Obligations and to proceed against any of the Collateral or such guarantees in any order;

               (d) to collect or liquidate or realize upon any of the Obligations or the Collateral in any manner or to refrain from collecting or liquidating or realizing upon any of the Obligations or the Collateral; and

               (e) to extend credit under the Note or otherwise in such amount as the Lender may determine, including increasing the amount of credit and the interest rate and fees with respect thereto, even though the condition of the Obligors (financial or otherwise on an individual or consolidated basis) may have deteriorated since the date hereof.

5. INFORMATION REGARDING THE BORROWER, ETC. Each Pledgor has made such investigation as it deems desirable of the risks undertaken by it in entering into this Agreement and is fully satisfied that it understands all such risks. Each Pledgor waives any obligation which may now or hereafter exist on the part of the Lender to inform it of the risks being undertaken by entering into this Agreement or of any changes in such risks and, from and after the date hereof, each Pledgor undertakes to keep itself informed of such risks and any changes therein. Each Pledgor expressly waives any duty which may now or hereafter exist on the part of the Lender to disclose to such Pledgor any matter related to the business, operations, character, collateral, credit, condition (financial or otherwise), income or prospects of the Borrower or its properties or management, whether now or hereafter known by the Lender. Each Pledgor represents, warrants and agrees that it assumes sole responsibility for obtaining from the

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Borrower all information concerning the Note and all other information as to the
Borrower or its properties or management as such Pledgor deems necessary or desirable.

6.  DEFAULTS.

        6.1. EVENTS OF DEFAULT. The following events are referred to as "EVENTS OF DEFAULT":

               6.1.1. PAYMENT. The Borrower shall fail to make any payment in respect of principal of, or interest in respect of, any of the Obligations owed by it as the same shall become due and payable, whether at maturity or by acceleration or otherwise, and such failure shall continue for a period of 10 days after notice thereof by the Lender to the Pledgors.

               6.1.2. COVENANTS. Any Obligor shall fail to perform or observe any other covenant, agreement or provision to be performed or observed by it under this Agreement or the Note, and such failure shall not be rectified or cured to the written satisfaction of the Lender within 30 days after the earlier of (a) notice thereof by the Lender to such Obligor or (b) such Obligor shall have actual knowledge thereof.

               6.1.3. REPRESENTATIONS AND WARRANTIES. Any representation or warranty of any Pledgor made to the Lender in this Agreement shall be materially false on the date as of which it was made.

               6.1.4. ENFORCEABILITY, ETC. This Agreement or the Note shall cease for any reason (other than the scheduled termination thereof in accordance with its terms) to be enforceable in accordance with its terms or in full force and effect; or any Obligor shall so assert in a judicial or similar proceeding; or the security interests created by this Agreement shall cease to be enforceable and of the same effect and priority purported to be created hereby or thereby.

               6.1.5.  BANKRUPTCY, ETC.  Any Obligor shall:

               (a) commence a voluntary case under the Bankruptcy Code or authorize, by appropriate proceedings of its board of directors or other governing body, the commencement of such a voluntary case;

               (b) (i) have filed against it a petition commencing an involuntary case under the Bankruptcy Code that shall not have been dismissed within 60 days after the date on which such petition is filed, or (ii) file an answer or other pleading within such 60-day period admitting or failing to deny the material allegations of such a petition or seeking, consenting to or acquiescing in the relief therein provided, or (iii) have entered against it an order for relief in any involuntary case commenced under the Bankruptcy Code;

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               (c) seek relief as a debtor under any applicable law, other than the Bankruptcy Code, of any jurisdiction relating to the liquidation or reorganization of debtors or to the modification or alteration of the rights of creditors, or consent to or acquiesce in such relief;

               (d) have entered against it an order by a court of competent jurisdiction (i) finding it to be bankrupt or insolvent, (ii) ordering or approving its liquidation or reorganization as a debtor or any modification or alteration of the rights of its creditors or (iii) assuming custody of, or appointing a receiver or other custodian for, all or a substantial portion of its property; or

               (e) make an assignment for the benefit of, or enter into a composition with, its creditors, or appoint, or consent to the appointment of, or suffer to exist a receiver or other custodian for, all or a substantial portion of its property.

        6.2. CERTAIN ACTIONS FOLLOWING AN EVENT OF DEFAULT. If any one or more Events of Default shall occur and be continuing, then, subject to Section 7, in each and every such case the Lender may proceed:

               (a) to protect and enforce the Lender's rights by suit in equity, action at law and/or other appropriate proceeding, either for specific performance of any covenant or condition contained in this Agreement or in any instrument or assignment delivered to the Lender pursuant to this Agreement, or in aid of the exercise of any power granted in this Agreement or any such instrument or assignment; and

               (b) to realize upon any and all rights in the Collateral.

To the extent not prohibited by applicable law which cannot be waived, all of the Lender's rights under this Agreement and the Note shall be cumulative.

7. NON-RECOURSE OBLIGATION. Notwithstanding any provision of this Agreement to the contrary, (a) this Agreement shall be without recourse to the Pledgors, (b) the Obligations shall be recourse only to the Collateral and, upon issuance of any Guarantee, the Pledgor issuing such Guarantee and the assets of such Pledgor and (c) the Pledgors shall be liable for payment of the Obligations only to the extent of any foreclosure, suit (including any suit for collection hereunder), proceeding or other action against the Collateral or, upon issuance of any Guarantee, the Pledgor issuing such Guarantee and the assets of such Pledgor.

8. REPRESENTATIONS AND WARRANTIES. In order to induce the Lender to extend credit to the Borrower under the Note, the Pledgors jointly and severally represent and warrant that:

        8.1. ENFORCEABILITY. This Agreement constitutes the legal, valid and binding obligation of each Pledgor, enforceable against each Pledgor in accordance with its terms.

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        8.2. NO LEGAL OBSTACLE TO AGREEMENTS. Neither the execution, delivery and performance of this Agreement, nor the consummation of any transaction referred to in or contemplated by this Agreement or the Note, has constituted or resulted, or will constitute or result, in:

               (a) any breach or termination of the provisions of any agreement, instrument, deed or lease to which any Pledgor is a party or by which any Pledgor is bound; or

               (b) the violation of any law, statute, judgment, decree or governmental order, rule or regulation applicable to any Pledgor.

No approval, authorization or other action by, or declaration to or filing with, any governmental or administrative authority or any other Person is required to be obtained or made by any Pledgor in connection with the execution, delivery and performance of this Agreement or the transactions contemplated hereby.

9.  TERMINATION.

        9.1. TERMINATION UPON ISSUANCE OF GUARANTEE. If, after the second anniversary of the date hereof and prior to the third anniversary of the date hereof, the market closing price of the CSI Stock (as reported in the WALL STREET JOURNAL) exceeds $27.00 per share for 60 consecutive calendar days, then:

               (a) each Pledgor shall execute and deliver to the Lender a Guarantee, which Guarantee shall be in form and substance reasonably satisfactory to the Lender; and

               (b) upon the execution and delivery by each Pledgor to the Lender of a Guarantee, (i) this Agreement shall terminate, (ii) the Collateral shall revert to the Pledgors and (iii) the right, title and interest of the Lender in the Collateral shall terminate.

Thereupon, on the Pledgors' demand, the Lender shall redeliver to the Pledgors any Collateral then in its possession.

        9.2. TERMINATION UPON PAYMENT OF OBLIGATIONS. Subject to the prior termination of this Agreement pursuant to Section 9.1, when all Obligations have been paid, performed and indefeasibly discharged in full, (a) this Agreement shall terminate, (b) the Collateral shall revert to the Pledgors and (c) the right, title and interest of the Lender in the Collateral shall terminate. Thereupon, on the Pledgors' demand, the Lender shall redeliver to the Pledgors any Collateral then in its possession.

10. SUCCESSORS AND ASSIGNS. The provisions of this Agreement shall inure to the benefit of the Lender and its successors and assigns and shall be binding upon the Pledgors and their respective successors and assigns; PROVIDED, HOWEVER, that neither Pledgor may assign his rights or obligations under this Agreement without the written consent of the Lender.

11. EXPENSES. The Pledgors shall bear all reasonable expenses of the Lender (including reasonable attorneys' fees and expenses) in connection with the enforcement of this Agreement and the Note and the collection of the Obligations.

12. NOTICES. Any notice or other communication in connection with this Agreement shall be deemed to be given if given in writing (including telex, telecopy or similar teletransmission) addressed as provided below (or to the addressee at such other address as the addressee shall have specified by notice actually received by the addressor), and if either (a) actually delivered in fully legible form to such address (evidenced in the case of a telex by receipt of the correct answerback) or (b) in the case of a letter, five business days shall have elapsed after the same shall have been deposited in the United States mails, with first-class postage prepaid and registered or certified.

               If to any Pledgor, to him at:

                      c/o F&G Mechanical Corporation
                      348 New County Road
                      Secaucus, New Jersey  07094

               If to the Lender, to it at:

                      F&G Mechanical Corporation
                      348 New County Road
                      Secaucus, New Jersey  07094
                      Attention:  President

               with a copy to:

                      Comfort Systems USA, Inc.
                      Three Riverway, Suite 200
                      Houston, Texas 77056
                      Attention:  General Counsel

13.  VENUE; SERVICE OF PROCESS.

               (a) Each Pledgor irrevocably submits to the nonexclusive jurisdiction of the state courts of the State of New Jersey and to the nonexclusive jurisdiction of the United States District Court for the District of New Jersey for the purpose of any suit, action or other proceeding arising out of or based upon this Agreement or the Note or the subject matter hereof or thereof.

               (b) Each Pledgor waives to the extent not prohibited by applicable law, and agrees not to assert, by way of motion, as a defense or otherwise, in any such proceeding brought in any of the above-named courts, any claim that he is not subject personally to the jurisdiction of such court, that his property is exempt or immune from attachment or execution, that such proceeding is brought in an inconvenient forum, that the venue of any such proceeding is improper, or that this Agreement or the Note, or the subject matter hereof or thereof, may not be enforced in or by such court.

               (c) Each Pledgor consents to service of process in any such proceeding in any manner permitted by the laws of the State of New Jersey and agrees that service of process by registered or certified mail, return receipt requested, at his address specified in or pursuant to Section 12 is reasonably calculated to give actual notice.

14. WAIVER OF JURY TRIAL. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW WHICH CANNOT BE WAIVED, EACH OF THE PLEDGORS AND THE LENDER WAIVES, AND COVENANTS THAT HE OR IT WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE), ANY RIGHT TO TRIAL BY JURY IN ANY FORUM IN RESPECT OF ANY ISSUE, CLAIM, DEMAND OR ACTION ARISING OUT OF OR BASED UPON THIS AGREEMENT OR THE NOTE OR THE SUBJECT MATTER HEREOF OR THEREOF OR ANY OBLIGATION OR IN ANY WAY CONNECTED WITH THE DEALINGS OF ANY PLEDGOR OR THE LENDER IN CONNECTION WITH ANY OF THE ABOVE, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING AND WHETHER IN CONTRACT OR TORT OR

OTHERWISE. Each Pledgor acknowledges that he has been informed by the Lender that the provisions of this Section 14 constitute a material inducement upon which the Lender has relied, is relying and will rely in entering into this Agreement and the Note, and that he has reviewed the provisions of this Section 14 with his counsel. Any Pledgor or the Lender may file an original counterpart or a copy of this Section 14 with any court as written evidence of the consent of the Pledgors and the Lender to the waiver of the right to trial by jury.

15. GENERAL. All covenants, agreements, representations and warranties made in this Agreement or the Note or in certificates delivered pursuant hereto or thereto shall be deemed to have been relied on by the Lender, notwithstanding any investigation made by the Lender on its behalf, and shall survive the execution and delivery to the Lender hereof and thereof. The invalidity or unenforceability of any provision hereof shall not affect the validity or enforceability of any other provision hereof, and any invalid or unenforceable provision shall be modified so as to be enforced to the maximum extent of its validity or enforceability. The headings in this Agreement are for convenience of reference only and shall not limit, alter or otherwise affect the meaning hereof. This Agreement and the Note constitute the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior and current understandings and agreements, whether written or oral, with respect to such subject matter. This Agreement may be executed in any number of counterparts, which together shall constitute one instrument. This Agreement shall be governed by and construed in accordance with the laws (other than the conflict of laws rules) of the State of New Jersey.

        Each of the undersigned has executed and delivered this Agreement as an agreement under seal as of the date first written above.

                                    PLEDGORS

                                             /S/  SALVATORE FICHERA
                                                  Salvatore Fichera

                                             /S/  SALVATORE P. GIARDINA
                                                  Salvatore P. Giardina

                                            LENDER

                                            F&G MECHANICAL CORPORATION

                                            By  /S/  WILLIAM GEORGE
                                            Title:William George, Vice President

                                                                   EXHIBIT 2.1.1

                                  PLEDGED STOCK

     PLEDGOR                       ISSUER                      NUMBER OF SHARES
Salvatore Fichera          Comfort Systems USA, Inc.               180,262
Salvatore P. Giardina      Comfort Systems USA, Inc.               180,262